EXHIBIT 21


                     SUN HEALTHCARE GROUP, INC. SUBSIDIARIES
                               as of May 31, 2000

                                                              Jurisdiction of
                                                               Incorporation

CareerStaff Unlimited, Inc.......................................Delaware
   CareerStaff Management, Inc...................................Delaware
   Phoenix-Hudson Company........................................Kansas
   PRI, Inc......................................................Delaware

Masthead Corporation.............................................New Mexico

Regency Health Services, Inc.....................................Delaware
   Braswell Enterprises, Inc.....................................California
   Brittany Rehabilitation Center, Inc...........................California
   Care Enterprises, Inc.........................................Delaware
      Americare Homecare, Inc....................................Ohio
      Americare Homecare of West Virginia, Inc...................West Virginia
      Americare Midwest, Inc.....................................Ohio
      Americare of West Virginia, Inc............................West Virginia
         Beckley Health Care Corp................................West Virginia
         Dunbar Health Care Corp.................................West Virginia
         Putnam Health Care Corp.................................West Virginia
         Salem Health Care Corp..................................West Virginia
      Care Enterprises West .....................................Utah
         Care Home Health Services...............................California
      Care Finance, Inc..........................................California
      Circleville Health Care Corp...............................Ohio
      Glenville Health Care, Inc.................................West Virginia
      Marion Health Care Corp....................................Ohio
   Carmichael Rehabilitation Center..............................California
   Coalinga Rehabilitation Center................................California
   Covina Rehabilitation Center..................................California
   Evergreen Rehabilitation Center...............................California
   Fairfield Rehabilitation Center...............................California
   First Class Pharmacy, Inc.....................................California
      Executive Pharmacy Services, Inc...........................North Carolina
   Fullerton Rehabilitation Center ..............................California
   Glendora Rehabilitation Center ...............................California
   Grand Terrace Rehabilitation Center...........................California

   Hallmark Health Services, Inc.................................Delaware
   Harbor View Rehabilitation Center.............................California
   Hawthorne Rehabilitation Center...............................California
   Heritage Rehabilitation Center................................California
   Heritage-Torrance Rehabilitation Center.......................California
   Huntington Beach Convalescent Hospital........................California
   Jackson Rehabilitation Center, Inc............................California
   Linda-Mar Rehabilitation Center...............................California
   Meadowbrook Rehabilitation Center.............................California
   Newport Beach Rehabilitation Center...........................California
   Oasis Mental Health Treatment Center, Inc.....................California
   Paradise Rehabilitation Center, Inc...........................California
   Paso Robles Rehabilitation Center ............................California
   Regency High School, Inc......................................California
   Regency - North Carolina, Inc.................................North Carolina
   Regency Outpatient Services, Inc..............................California
      Pacific Beach Physical Therapy, Inc........................California
      Peachwood Physical Therapy Corporation.....................California
   Regency Rehab Hospitals, Inc..................................California
      Orange Rehabilitation Hospital, Inc........................Delaware
         San Joaquin G. P. Corporation...........................New Mexico
      RehabWorks of California, Inc..............................California
      San Bernardino Rehabilitation Hospital, Inc................Delaware
   Regency Rehabilitation Management
    and Consulting Services, Inc.................................California
   Regency - Tennessee, Inc......................................Tennessee
   RHS Management Corporation....................................California
   Rose Rehabilitation Center....................................California
   Rosewood Rehabilitation Center, Inc...........................California
   Shandin Hills Rehabilitation Center ..........................California
   Stockton Rehabilitation Center, Inc...........................California
   SunPlus Home Health Services, Inc.............................California
   Vista Knoll Rehabilitation Center, Inc........................California
   Willowview Rehabilitation Center .............................California

Retirement Care Associates, Inc..................................Colorado
   Bibb Health & Rehabilitation, Inc.............................Georgia
   Capitol Care Management Company, Inc..........................Georgia
      Retirement Management Corporation..........................Georgia
   Charlton Healthcare, Inc......................................Georgia
   Contour Medical, Inc..........................................Nevada
      Ameridyne Corporation......................................Tennessee
      Atlantic Medical Supply Company, Inc.......................Georgia
         Americare Health Services Corp..........................Delaware
         Facility Supply, Inc. (Atlantic Medical Supply, Inc. -
            80% interest; Contour Medical, Inc.-20% interest)....Florida
         SunChoice.com, Inc......................................Delaware
      Contour Medical-Michigan, Inc..............................Michigan
      Quest Medical Supply, Inc..................................Georgia
   Crescent Medical Services, Inc................................Georgia

   Duval Healthcare Center, Inc..................................Georgia
   Gainesville Healthcare Center, Inc............................Georgia
   Gardendale Health Care Center, Inc............................Georgia
   Jeff Davis Healthcare, Inc....................................Georgia
   Lake Forest Healthcare Center, Inc............................Georgia
   Lake Health Care Center, Inc..................................Georgia
   Libbie Rehabilitation Center, Inc.............................Virginia
      Brent-Lox Hall Nursing Home, Inc...........................Virginia
      Phoenix Associates, Inc....................................Virginia
   Maplewood Health Care Center of Jackson, Tennessee,
     Inc.........................................................Tennessee
   Mid-Florida, Inc..............................................Georgia
   Pine Manor Rest Home, Incorporated............................North Carolina
   Pro-Scription, Inc............................................Georgia
   Quality NHF Leasing, Inc......................................Georgia
   Renaissance Retirement, Inc...................................Georgia
   Retirement Care G. P. Corporation.............................New Mexico
   Riviera Retirement, Inc.......................................Georgia
   Roberta Health Care Center, Inc...............................Georgia
   Sea Side Retirement, Inc......................................Georgia
   Southside Health Care Center, Inc.............................Georgia
   Statesboro Health Care Center, Inc............................Georgia
   Summers Landing, Inc..........................................Georgia
   Sun Coast Retirement, Inc.....................................Georgia
         Encore G. P. Corporation................................New Mexico
   The Atrium Nursing Home, Inc. (75% interest)..................Florida
   West Tennessee, Inc...........................................Georgia
   Willow Way, Inc...............................................Georgia
   Woodbury Health Care Center, Inc..............................Georgia

Shared Healthcare Systems, Inc. (70% interest)...................Delaware

SHG Holdings Pty Limited (Sun Healthcare Group, Inc.-90%
  interest; SHG International Holdings, Inc.-10% interest) ......Australia
   Sun Healthcare Group Australia Pty Limited....................Australia
         APL Hospital Holdings Pty Limited.......................Australia
            Alpha Pacific Hospitals Pty Limited..................Australia
               Mt. Vilga Pty Limited.............................Australia
               Herglen Pty Limited...............................Australia
               Sibdeaf Pty Limited...............................Australia
            Workright Pty Limited................................Australia
         Healthcare Corporation..................................Australia
            Illawarra Private Hospital Holdings Pty..............Australia
            Northern Private Hospital Pty........................Australia
         Navjot Pty Ltd..........................................Australia
         Bowral Management Company...............................Australia
         Marc 1 Unit Trust.......................................Australia
         Tolnet Pty Ltd..........................................Australia
            Alpha Family Healthcare Marrickville Pty Ltd.........Australia
               Marrickville Unit Trust...........................Australia

         Alpha Family Healthcare Pty Limited.....................Australia
         Alpha Pacific Investments Pty Limited...................Australia
      Sun Hospital Group Australia Pty Limited...................Australia
      Greenway Park Developments Pty Limited*....................Australia
      The Carmichael Private Hospital Pty Limited*...............Australia
      Shellharbour Private Hospital Pty Limited*.................Australia
      Biggs Street Private Hospital & Clinic Pty Limited*........Australia
      Yalandl Pty Limited*.......................................Australia
   Sun Healthcare Holdings Pty Limited...........................Australia
      Promedica Pty Limited......................................Australia
      SunChoice Pty Limited......................................Australia

* 99.9% interest held by Sun Moran Healthcare Group Australia Pty
Limited and .1% interest held by Sun Healthcare Group, Inc.

SHG Ireland Limited..............................................Ireland

SHG Netherlands I, Inc...........................................New Mexico

SunBridge, Inc...................................................New Mexico

SunBridge Healthcare Corporation.................................New Mexico
   Clipper Home of North Conway, Inc.............................New Hampshire
   Clipper Home of Portsmouth, Inc...............................New Hampshire
   Clipper Home of Rochester, Inc................................New Hampshire
   Clipper Home of Wolfeboro, Inc................................New Hampshire
   Goodwin Nursing Home, Inc.....................................New Hampshire
   Living Services, Inc..........................................Washington
   Mountain Care Management, Inc.................................West Virginia
   Nursing Home, Inc.............................................Washington
   SunBridge G. P. Corporation (SunBridge Healthcare
    Corporation-90% interest; SunScript Pharmacy
    Corporation-10% interest)....................................New Mexico
   SunBridge Healthcare of Colorado, Inc.........................Colorado
   SunBridge Rehab of Colorado, Inc..............................Colorado
   SunHealth Specialty Services, Inc.............................New Mexico

SunBridge Healthcare of Florida, Inc.............................Florida

SunCare Respiratory Services, Inc................................Indiana

SunChoice Medical Supply, Inc....................................New Mexico

SunDance Rehabilitation Corporation..............................Connecticut
   Cal-Med, Inc..................................................California
      Accelerated Care Plus, LLC (50% interest)..................Delaware
   HC, Inc.......................................................Kansas
      Accelerated Care Plus, LLC (50% interest)..................Delaware
   NeuroFlex, Inc................................................New Mexico
   SRT, Inc......................................................New Mexico
   SunAlliance Healthcare Services, Inc..........................Delaware
      BioPath Clinical Laboratories, Inc.........................California
      Golan Healthcare Group, Inc................................Massachusetts
      Pacific Health Care, Inc...................................Arizona
     U.S. Laboratory Corp........................................Delaware
   SunDance Rehabilitation Services, Inc.........................New Mexico

Sun Financing I..................................................Delaware

Sun Healthcare Group International Corporation...................Delaware
   SHG International Holdings, Inc...............................Delaware
   Sun Healthcare (Europe) B.V...................................The Netherlands
      Beheer en Beleggingsmaatschappij Hofeind B.V...............The Netherlands
      Maccabi - Sun Health Services Ltd. (50% interest)..........Israel
      Sun Healthcare (Deutschland) GmbH..........................Germany
         Heimplan Dienstleistungs GmbH (91.67% interest).........Germany
            ProSenium Betreuungsgesellschaft mbH Zeven...........Germany
            ProVitalis Seniorenbetreuungsgesellschaft mbH
              Mittasgweg Oldenberg...............................Germany
            Alten-und Pflegeheim Sielhofe Betriebsgesellschaft
              mbH Winson/Lube....................................Germany
            ProSeWo Betreuungsgesellschaft mbH Verden............Germany
            Seniorenstift Haus Lessing GmbH Bergkamen............Germany
            ProSeWo Seniorenbetreuungsgesellschaft mbH
              Maschen, Seevetal..................................Germany
            Seniorenresidenz Am Kurpark GmbH Bad Konig...........Germany
            Douwesstift Emden Alten-Und Pflegeheim GmbH
               Emden.............................................Germany
            ASB Soziale Betreuungsgesellschaff mbH Lilienthal
              (75% interest).....................................Germany
            Pflegezentrum Birkenhof Gmbh.........................Germany
            ProSenium Betreuungsgesellschaft mbH
              Altenpflegeheim Stadensen..........................Germany
            Wohnstift Haus Lerchenberg GmbH Hamburg..............Germany
            Alten-und Pflegeheim Rodenbekerstrasse GmbH..........Germany
            Seniorenheim Bachstrasse GmbH........................Germany
         PROCEDO Stocker GmbH....................................Germany
         Seniorenresidenz am Kurpark GmbH Schlangenbad...........Germany

      Sun Healthcare Group (GB) Ltd..............................England/Wales

      Sun Healthcare Group U.K. Ltd..............................England/Wales
         Careerstaff Ltd.........................................Scotland

         Exceler Health Care Group Limited.......................England/Wales
            Ashbourne Healthcare Limited.........................England/Wales
            Ashbourne Leasing Limited............................England/Wales
            Cairncroft Limited ..................................England/Wales
            Community Care Management Services, Ltd. ............England/Wales
            Exceler Healthcare Services Limited..................England/Wales
            Exceler Ireland Limited .............................England/Wales
            Firmprior Limited....................................England/Wales
            Gradeindex Limited...................................England/Wales
            Modelfuture Limited..................................England/Wales
            Noblerevel Limited...................................England/Wales
            Sun Healthcare Europe Limited........................England/Wales
         APTA Healthcare Ltd.....................................England/Wales
            APTA Healthcare (Birmingham) Ltd. ...................England/Wales
            APTA Healthcare (UK) Limited.........................England/Wales
            Exceler Healthcare Leasing Limited...................England/Wales
      Ashbourne Limited..........................................Scotland
         Ashbourne Homes Limited.................................Scotland
            Larstrike Ltd........................................England/Wales
            Openlink Ltd. .......................................England/Wales
            Sedbury Park Ltd.....................................England/Wales
         Ashbourne Homes (Developments) Ltd......................Scotland
      Pentland Healthcare Limited................................Scotland
      Sunchoice UK Limited.......................................England/Wales
      Sunscript UK Limited.......................................England/Wales
         N & J Sampson Limited...................................England/Wales
            Intervital Limited ..................................England/Wales
         Park Chemist (Liverpool) Limited........................England/Wales
         P F Young Limited.......................................England/Wales
         West End Pharmacy Limited...............................England/Wales
      Sun Healthcare Spain SRL...................................Spain
         Eurosar, S.A. (86.52% interest).........................Spain
            Camansar S.A. Castilla (La Mancha)...................Spain
            Catsar S.A. (Cataluna)...............................Spain
            Residencia Terraferma S.L. (Cataluna) ...............Spain
         Coarasar S.A. (Aragon) .................................Spain
         Comansar S.A. (Andalucia) ..............................Spain
         Comasar S.A. (Madrid) (60.99% interest).................Spain
         Covalsar S.A. (Valencia)................................Spain
         Euskosar, S.A. (Pais Vasco).............................Spain

Sun Lane Purchase Corporation....................................New Mexico

SunMark Nevada, Inc..............................................Nevada
   SHG Finance, LLC (Sun Healthcare Group, Inc.-50%
        member; SunMark Nevada, Inc.-50% member).................New Mexico
      Sun Healthcare Group Finance Company.......................New Mexico

Sunmark of New Mexico, Inc.......................................New Mexico

SunScript Pharmacy Corporation...................................New Mexico
   SunScript/HRA, L.L.C. (60% member)............................Illinois
   SunFactors, Inc...............................................Florida
      Advantage Health Services, Inc.............................Florida
      HoMed Convalescent Equipment, Inc..........................New Jersey
      Pharmacy Factors of California, Inc........................California
      Pharmacy Factors of Florida, Inc...........................Florida
      Pharmacy Factors of Texas, Inc.............................Texas

SunSolution, Inc.................................................Delaware
  Suncoast Rehabilitation Management Services, L.L.C.
   (73% member)..................................................New Jersey

The Mediplex Group, Inc..........................................New Mexico
   Bergen Eldercare, Inc.........................................New Jersey
   CareerStaff Services Corporation..............................Colorado
   Community Re-Entry Services of Cortland, Inc..................Delaware
   G-WZ of Stamford, Inc.........................................Connecticut
   HTA of New York, Inc..........................................New York
   LTC Staffinders, Inc..........................................Connecticut
   Manatee Springs Nursing Center, Inc...........................Florida
   Mediplex Management, Inc......................................Massachusetts
   Mediplex Management - New Mexico, Inc.........................New Mexico
   Mediplex Management of New Jersey, Inc........................New Jersey
   Mediplex Management of Palm Beach County, Inc.................Florida
   Mediplex Management of Port St. Lucie, Inc....................Florida
   Mediplex Management of Texas, Inc.............................Texas
   Mediplex of Connecticut, Inc..................................Connecticut
   Mediplex of Kentucky, Inc.....................................Kentucky
   Mediplex of Maryland, Inc.....................................Maryland
   Mediplex of Massachusetts, Inc................................Massachusetts
      Mediplex of Concord, Inc...................................Massachusetts
   Mediplex of New Hampshire, Inc................................New Hampshire
      Bay Colony Health Service, Inc.............................Massachusetts
   Mediplex of New Jersey, Inc...................................New Jersey
      P.M.N.F. Management, Inc...................................New Jersey
   Mediplex of Ohio, Inc.........................................Ohio
   Mediplex of Virginia, Inc.....................................Virginia
   Mediplex Rehabilitation of Massachusetts, Inc.................Massachusetts
   New Bedford Nursing Center, Inc...............................Massachusetts
   Oakview Treatment Centers of Kansas, Inc......................Kansas
   Quality Care Holding Corp.....................................Massachusetts
      Quality Nursing Care of Massachusetts, Inc.................Massachusetts
   Spofford Land, Inc............................................New Hampshire
   Sun Care Corp.................................................Delaware
   SunCare Services Corporation..................................Georgia
   SunDance Services Corporation.................................Tennessee
   Worcester Nursing Center, Inc.................................Massachusetts


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                              PARTNERSHIP INTERESTS



             Name of Partnership                                Shareholders/Partners                  Jurisdiction of Organization

Cairncroft Nursing Homes Partnership            Cairncroft Limited - 50% owner                                  England/Wales

Chico Real Estate Partners, a general           SunBridge G.P. Corporation - 50% partner                         Washington
partnership

HSR Partners, L.P. I                            CareerStaff Management, Inc. - 1% general partner;                  Texas
                                                PRI, Inc. - 89% Class A limited partner; CareerStaff
                                                Unlimited, Inc. - 10% Class B limited partner

Langdon Place of Dover, a New Hampshire         SunBridge G.P. Corporation - 5% managing partner                New Hampshire
General Partnership

Langdon Place of Keene Limited Partnership      SunBridge G.P. Corporation - 5% general partner                 New Hampshire

L.P.E., a New Hampshire General Partnership     SunBridge G.P. Corporation - 5% managing partner                New Hampshire

San Joaquin Valley Rehabilitation Hospital      San Joaquin G.P. Corporation - 1% general partner;                Delaware
                                                Orange Rehabilitation Hospital, Inc. - 69% limited
                                                partner

SunDance Rehabilitation Texas, Limited          SunDance Rehabilitation Corporation - 1% general                    Texas
Partnership                                     partner; SRT, Inc. - 99% limited partner

Tall Pines Joint Venture                        Spofford Land, Inc. - 50% partner                                Connecticut

The Atrium of Jacksonville, Ltd.                Retirement Care G.P. Corporation - 3% general
                                                partner; Retirement Care Associates, Inc. - 72%                    Florida
                                                limited partner

Therapists Unlimited - Baltimore/ Washington    CareerStaff Management, Inc. - 1% general partner;                  Texas
D.C., L.P.                                      PRI, Inc. - 89% Class A limited partner

Therapists Unlimited - Chicago II, L.P.         CareerStaff Management, Inc. - 1% general partner;                  Texas
                                                PRI, Inc. - 89% Class A limited partner

Therapists Unlimited - Detroit II, L.P.         CareerStaff Management, Inc. - 1% general partner;                  Texas
                                                PRI, Inc. - 89% Class A limited partner

Therapists Unlimited - Fresno, L.P.             CareerStaff Management, Inc. - 1% general partner;                  Texas
                                                PRI, Inc. - 89% Class A limited partner

Therapists Unlimited - Indianapolis, L.P.       CareerStaff Management, Inc. - 1% general partner;                  Texas
                                                PRI, Inc. - 89% Class A limited partner

Therapists Unlimited - Seattle, L.P.            CareerStaff Management, Inc. - 1% general partner;                  Texas
                                                PRI, Inc. - 99% Class A limited partner




W.R. Partners (Warner Robins), L.P.             Retirement Care Associates, Inc. - 1% general                      Georgia
                                                partner; Retirement Care Associates, Inc. - 49%
                                                limited partner

West Jersey/Mediplex Rehabilitation, L.P.       Mediplex of New Jersey, Inc. - 89% general partner;              New Jersey
                                                Bergen Eldercare, Inc. - 11% Class A limited partner